UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 10, 2011

CHEVIOT FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	0-50529	56-2423750
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

3723 Glenmore Avenue, Cheviot, Ohio		45211
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On November 10, 2011, Cheviot Financial Corp., a Maryland corporation (the “Company”), Cheviot Mutual Holding Company, Cheviot Financial Corp., a federal corporation (the “Registrant”) and Cheviot Savings Bank (collectively, the “Primary Parties”) entered into an Agency Agreement with Stifel, Nicolaus & Company, Incorporated (“Stifel”), who will act as financial advisor during the Company’s stock offering and assist in the marketing of the Company’s common stock during its stock offering.

For these services, Stifel will receive an advisory and administrative fee of $30,000, and a fee of 1.00% of the aggregate dollar amount of the shares of common stock sold in the subscription and community offerings, excluding shares purchased by the Primary Parties’ officers, directors, employees or the immediate family of such persons (“Insiders”), including trusts of Insiders and the tax-qualified and non-qualified employee benefit plans of the Primary Parties or the Insiders. The advisory and administrative fee will be credited against the fee payable upon the consummation of the conversion.

In the event that Stifel sells common stock through a group of broker-dealers in a syndicated community offering, Stifel will receive a management fee not to exceed 5.5% of the aggregate dollar amount of the common stock sold in the syndicated community offering. This fee will be in addition to the fee earned by Stifel in connection with the subscription and community offerings set forth above.

The Company will also reimburse Stifel for its reasonable out-of-pocket expenses associated with its marketing effort, not to exceed $60,000.  In addition, the Company will reimburse Stifel for fees and expenses of its counsel not to exceed $130,000.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-176793) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated November 10, 2011.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01	Other Events

On November 15, 2011, the Registrant announced the commencement of the Company’s stock offering.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement dated November 10, 2011, by and among the Company, Cheviot Mutual Holding Company, the Registrant, Cheviot Savings Bank and Stifel, Nicolaus & Company, Incorporated

99.1	Press Release dated November 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEVIOT FINANCIAL CORP.

DATE: November 16, 2011	By:	/s/ Thomas J. Linneman
Thomas J. Linneman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Agency Agreement dated November 10, 2011, by and among the Company, Cheviot Mutual Holding Company, the Registrant, Cheviot Savings Bank and Stifel, Nicolaus & Company, Incorporated

99.1	Press Release dated November 15, 2011